UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 11, 2008

SFG FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-13635	13-3208094
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O Box 623, Syosset, NY 11791
(Address of principal executive offices)

Registrant’s telephone number, including area code: (914) 907-4371

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On June 11, 2008, SFG Financial Corporation (the “Company”) dismissed its independent registered public accounting firm, Thomas Bauman, C.P.A. (“Bauman”).  The Company’s decision to dismiss Bauman was approved by its Board of Directors on June 3, 2008.

Bauman’s report on the Company's financial statements for the fiscal years ended January 31, 2007 and 2006, and contained an explanatory paragraph indicating that there was substantial doubt as to the Company’s ability to continue as a going concern.  Other than such statement,  no report of Bauman on the financial statements of the Company for either of the past two years  contained an adverse opinion  or  disclaimer  of  opinion,   or  was  qualified  or  modified  as  to uncertainty, audit scope or accounting principles.

During the Company's  two most recent fiscal years ended  January 31, 2008 and  2007 and the subsequent  interim period through  June 11, 2008, there  have been no disagreements  with Bauman on any matter of accounting  principles or practices,  financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Bauman, would have caused it to make reference to the subject matter of the  disagreement  in connection with its  reports.

The Company provided to Bauman the disclosure contained in this Form 8-K and requested Bauman to furnish a letter addressed to the Commission stating whether it agrees with the statements  made by the Company  herein and, if not,  stating the  respects in which it does not agree.  The requested letter is attached as Exhibit 16.1 to this Form 8-K.

(b)  On June 3, 2008, the Board of Directors approved the Company’s engagement of Stark Winter Schenkein & Co., LLP (“SWS”) as independent registered public accounting firm for the Company.  The Company engaged SWS on June 16, 12008.

During the Company's two most recent fiscal years ended  January 31, 2008 and 2007and the subsequent  interim period through June 16, 2008, neither the Company nor anyone on its behalf  consulted with SWS  regarding (i) the application  of accounting  principles to a specified proposed or  contemplated transaction,  (ii) the type of  audit  opinion  that  might be  rendered  on the Company's  financial  statements,  (iii) or oral  advice  that was an  important factor considered by us in reaching our decision as to any accounting,  auditing or  financial  reporting  issue or (iv) any  matter  that was the  subject  of  a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-K (there being none).

ITEM 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

      Not applicable.

(b)	Pro forma financial information.

      Not applicable.

(c)	Exhibits.

Exhibit Number	Description
16.1	Letter from Thomas Bauman C.P.A. dated June 18, 2008

SIGNATURE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SFG FINANCIAL CORPORATION

	By:	s /Ralph Balzano/
Ralph Balzano
Acting CEO

Dated: July 1, 2008